SECURITIES AND EXCHANGE COMMISSION

Washington DC    20549

SCHEDULE 14A

Amendment No. 2

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ٱ

Check the appropriate box:

☒ Preliminary Proxy Statement

☐  Confidential, for Use of the Commission

Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Under Rule 14a-12.

USA VIDEO INTERACTIVE CORP.

Name of Registrant as Specified in its Charter

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒

No fee required.

☐

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

☐

Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

USA VIDEO INTERACTIVE CORP.

8 West Main Street, Suite 3-13

Niantic, Connecticut 06357

Dear Shareholder:

We invite you to attend our annual and special meeting of shareholders to be held on ◆day, ◆, 2009, in Calgary, Alberta, Canada.  At the meeting you will hear a report on our operations and have a chance to meet your directors and executives.

This mailing includes the formal notice of the meeting, the Report on Form 10-K to the Securities and Exchange Commission and the Proxy Statement.  The Proxy Statement tells you more about the agenda and procedures for the annual and special meeting.  It also describes how the Board of Directors operates and gives personal information about our director candidates.

Even if you only own a few shares, we want your shares to be represented at the meeting.  I urge you to complete, sign, date, and return your proxy promptly in the enclosed envelope.

To attend the meeting in person, please follow the instructions in the Proxy Statement.

Sincerely yours,

/s/  Edwin Molina

Edwin Molina

President

July ◆, 2009

USA VIDEO INTERACTIVE CORP.

8 West Main Street, Suite 3-13

Niantic, Connecticut 06357

NOTICE OF 2009 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

Time:

11:00 a.m., Mountain Time

Date:

◆day, ◆, 2009

Place:

Beaumont Church LLP, Barristers and Solicitors

Suite 300, 2912 Memorial Drive S.E.

Calgary, Alberta, Canada

Purpose:

1.

To elect directors;

2.

To ratify the appointment by the Board of Directors of John A. Braden & Company, P.C. as the Company’s independent auditors for the current fiscal year;

3.

To approve an increase to the authorized share capital from 250,000,000 shares of common stock to 500,000,000 shares of common stock;

4.

To amend the Articles of Incorporation to reduce the quorum requirements for shareholder meetings from at least a majority of the outstanding shares entitled to vote to at least 25% of the outstanding shares entitled to vote; and

5.

To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Only shareholders of record at the close of the business on ◆, 2009 may vote at the meeting.

If you are unable to attend the meeting in person, please read the Notes accompanying the Form of Proxy enclosed herewith and then complete and return the Form of Proxy within the time set out in the Notes.  The enclosed Form of Proxy is solicited by management.  If you so desire, you may appoint a representative in lieu of management’s designations by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.

IF YOU PLAN TO ATTEND THE MEETING YOU MUST FOLLOW THE INSTRUCTIONS SET OUT IN THE FORM OF PROXY AND IN THE INFORMATION CIRCULAR TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING.

Your vote is important.  Please complete, sign, date, and return your proxy promptly in the enclosed envelope.

By Order of the Board of Directors

By:  /s/  Anton J. Drescher

July ◆, 2009

Anton J. Drescher,

Secretary

Please complete, date and sign the enclosed Proxy and return it promptly in the envelope provided, whether or not you plan to attend the 2009 annual and special meeting of shareholders of USA Video Interactive Corp.  If you attend the meeting, you may vote your shares in person if you wish, even if you previously returned your Proxy.

USA Video Interactive Corp.

8 West Main Street, Suite 3-13

Niantic, Connecticut 06357

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is being sent to you in connection with the solicitation of proxies for the 2009 annual and special meeting of shareholders (the “Annual Meeting”) by the Board of Directors of USA Video Interactive Corp. (the “Company”, “USA Video”, “we” or “us”) to be held at the offices of Beaumont Church LLP, Barristers and Solicitors, Suite 300, 2912 Memorial Drive S.E., Calgary, Alberta, Canada, T2A 6R1, at 11:00 a.m., Mountain Time, on ◆day, ◆, 2009, and at any adjournments thereof.  This proxy statement and the accompanying Notice of 2009 Annual Meeting of Shareholders and form of proxy were first mailed to stockholders on or about ◆, 2009. Shareholders are encouraged to review the information provided in this proxy statement in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2008.

Who may vote

Only our shareholders as recorded in our stock register at the close of business on ◆, 2009 (the “Record Date”) may vote at the Annual Meeting.  At the close of business on the Record Date, we had ◆ common shares outstanding and entitled to vote, held by approximately ◆ stockholders of record (excluding warrants to purchase 6,000,000 common shares and stock options to purchase 8,400,000 common shares).  Each common share is entitled to one vote on each matter properly brought before the Annual Meeting.

How to vote

You may vote in person at the meeting or by proxy.  We recommend that you vote by proxy even if you plan to attend the Annual Meeting.  You can always change your vote at the Annual Meeting.

Voting Electronically via the Internet

If your shares are registered in the name of a bank or brokerage you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the Broadridge Financial Solutions, Inc. ("Broadridge") online program, which provides eligible shareholders who receive a paper copy of the proxy statement with the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in Broadridge’s program, your voting form from the bank or brokerage firm will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the enclosed envelope.

How Proxies work

Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct.  You may vote for or not vote for the nominees for director named in this Proxy Statement.  You may also vote for or against the proposal to ratify the appointment of John A. Braden & Company, P.C., CPAs as our independent auditors or abstain from voting and you may vote for or vote against the proposal to increase our authorized share capital to 500,000,000 shares of common stock, and you may vote for or vote against the proposal to reduce the quorum requirements for our shareholder meetings from at least a majority of the outstanding shares entitled to vote to at least 25% of the outstanding shares entitled to vote.

If you sign and return the enclosed proxy but do not specify how to vote, we will vote your shares in favor of the nominees for director named in this Proxy Statement and in favor of the other proposals described in this Proxy Statement.  In the discretion of the proxy holders, the proxies will also be voted for or against such other matters as may properly come before the Annual Meeting.  At the date this Proxy Statement went to press we did not know of any other matters to be raised at the Annual Meeting.

The persons named in the enclosed proxy are our directors and officers and you may strike out the names of the persons whom you do not wish to act on your behalf.  A shareholder has the right to appoint any person to attend and act for him or her at the Annual Meeting.  A Shareholder desiring to appoint a person to represent him at the Annual Meeting may do so either by inserting such person’s name in the blank space provided and striking out the printed names in the form of proxy or by completing another proxy.  In either case, the proxy must be delivered to the offices of our Transfer Agent, Computershare Trust Company Inc., 350 Indiana Street, Suite 800, Golden, Colorado, 80401, Fax: (303) 262-0631 530 at least 48 hours prior to the scheduled commencement of the Annual Meeting.

You may receive more than one proxy depending on how you hold your shares.  Shares registered in your name are covered by one proxy.  If you hold shares through someone else, such as a bank or broker (that is, in street name) please refer to your proxy card or the information forwarded by your bank, broker or other holder of record for voting instructions.  If you want to vote in person at the Annual Meeting, and you hold your shares in street name, you must obtain a proxy from your bank or broker and bring the proxy to the Annual Meeting.

This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about ◆, 2009.

These securityholder materials are being sent to both registered and non-registered owners of the securities.  If you are a non-registered owner, and we or our agent have sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

By choosing to send these materials to you directly, we (and not the intermediary holding on your behalf) have assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions.  Please return your voting instructions as specified in the request for voting instructions.

Revoking a Proxy

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the Annual Meeting, or by notifying our Corporate Secretary in writing at #507, 837 West Hastings Street, Vancouver, British Columbia, Canada, V6C 3N6.

In addition to revocation in any other manner permitted by law, a shareholder may revoke a Proxy either by (a) signing a Form of Proxy bearing a later date and depositing it at the place and within the time aforesaid, or (b) signing and dating a written notice of revocation (in the same manner as the Form of Proxy is required to be executed as set out in the notes to the Form of Proxy) and either depositing it at the place and within the time aforesaid or with the Chairman of the Meeting on the day of the Meeting or on the day of any adjournment thereof, or (c) registering with the Scrutineer at the Meeting as a shareholder present in person, whereupon such Proxy shall be deemed to have been revoked.

Only registered shareholders have the right to revoke a proxy. Non-Registered Holders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the proxy on their behalf.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at our Annual Meeting, you must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and that such broker, bank or other nominee is not voting your shares.

The persons named in the accompanying Form of Proxy are our directors.  A shareholder desiring to appoint some other person (who need not be a shareholder) to represent him or her at the Meeting may do so, either by striking out the printed names and inserting the desired person's name in the blank space provided in the Form of Proxy or by completing another proper Form of Proxy and in either case delivering the completed Proxy to our transfer agent, Computershare Trust Company Inc., 350 Indiana Street, Suite 800, Golden, Colorado, 80401, not less than forty-

eight (48) hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or with the Chairman of the Meeting prior to the scheduled commencement of the meeting.

The Form of Proxy must be dated and be signed by the shareholder or by his attorney in writing, or, if the shareholder is a corporation, it must either be under its common seal or signed by a duly authorized officer.

Quorum

To conduct the business of the meeting, we must have a quorum.  This means at least a majority of the outstanding shares entitled to vote must be represented at the Annual Meeting, either by proxy or in person.

Votes needed

The four nominees for director receiving a plurality of the votes cast in person or by proxy at the Annual Meeting shall be elected.  Approval to ratify the appointment of John A. Braden & Company, P.C., to approve the increase in the authorize share capital to 500,000,000 shares of common stock, and to reduce the quorum requirements for our shareholder meetings from at least a majority of the outstanding shares entitled to vote to at least 25% of the outstanding shares entitled to vote requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.  If the Annual Meeting is adjourned, your shares may be voted by the proxy holder on the new meeting date unless you have revoked your proxy.

Only votes cast “for” or “against” a proposal are counted.  Abstentions and broker non-votes (or votes withheld in the election of directors) will not be counted, except for purposes of determining a quorum.  Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular proposal.

Attending in person

Only shareholders, their proxy holders, and USA Video’s guests may attend the Annual Meeting.

If you hold your shares through someone else, such as a bank or a broker, send proof of your ownership to the Secretary at the address listed above, or you may bring proof of ownership with you in order to be admitted to the Annual Meeting.  Acceptable proof could include an account statement showing that you owned USA Video shares on ◆, 2009.

We will pay the expenses of soliciting proxies.  Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, email or fax.  We will also reimburse banks, brokers and other persons holding shares in their names or in the names of their nominees for their reasonable out-of-pocket expenses in forwarding proxies and proxy material to the beneficial owners of such shares.

Non-Registered Shareholders

Only registered shareholders or duly appointed proxyholders are permitted to vote at the Annual Meeting.  Most shareholders of our company are “non-registered” shareholders because the shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares.  More particularly, a person is a non-registered shareholder in respect of shares which are held on behalf of that person (the “Non-Registered Holder”) but which are registered either (a) in the name of an intermediary (the “Intermediary”) that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSP’s, RRIF’s, RESP’s and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited (“CDS”)) of which the Intermediary is a participant.  In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, we have distributed copies of the Notice of Meeting, Proxy Statement and Form of Proxy (collectively referred to as the “Meeting Material”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Material to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them.  Very often, Intermediaries will use service companies to forward the

Meeting Material to Non-Registered Holders.  Generally, Non-Registered Holders who have not waived the right to receive the Meeting Material will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted to the number of shares beneficially owned by the Non-Registered Holder, but which is otherwise not complete.  Because the Intermediary has already signed the Form of Proxy, this Form of Proxy is not required to be signed by the Non-Registered Holder when submitting the proxy.  In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the Form of Proxy and deposit it with our Registrar and Transfer Agent, Computershare Trust Company Inc., as provided above; or

(b)

more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy” or “authorization form”) which the Intermediary must follow.  Typically, the proxy authorization form will consist of a one page pre-printed form.  Sometimes, instead of the one page printed form, the proxy authorization form will consist of a regular printed proxy form accompanied by a page of instructions that contains a removable label containing a bar-code and other information.  In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares that they beneficially own.  Should a Non-Registered Holder who receives one of the above forms wish to vote at the Annual Meeting in person, the Non-Registered Holder should strike out the names of the management designated proxy holders named in the form and insert the Non-Registered Holder’s name in the blank space provided (executed by the broker).  In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including when and where the proxy or proxy authorization form is to be delivered.

ITEM 1:

ELECTION OF DIRECTORS

The board of directors has nominated and recommends FOR election of our four current directors for election at the Annual Meeting.  The enclosed Proxy will be voted FOR the persons nominated unless otherwise indicated.  If any of the nominees should be unable to serve or should decline to do so, the discretionary authority provided in the Proxy will be exercised by the proxy holders to vote for a substitute or substitutes to be designated by the Board of Directors.  The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Each nominee elected as a director will hold office until the next annual meeting of shareholders and until his successor is elected and qualified, or until his earlier death, resignation or retirement.  Set forth below for each nominee is his age and his position, if any, in our company.

The information set forth below as to each nominee for director has been furnished to us by the respective nominee.

Name	Age	Position	Period of Service
Edwin Molina	53	Director, Chief Executive Officer and President	Since 1998
Anton J. Drescher	52	Director, Chief Financial Officer and Secretary	Since 1994
Maurice Loverso	48	Director	Since 2003
Rowland Perkins	55	Director	Since 2005

Edwin Molina - President, Chief Executive Officer and Director

Mr. Molina served as a Senior Administrator with USA Video from June 1992 to June 30, 1998, when he was appointed President, Chief Executive Officer and a director.

Anton J. Drescher - Chief Financial Officer, Secretary and Director

Mr. Drescher has been Chief Financial Officer of USA Video since December 1994.  Mr. Drescher has provided administrative and consulting services in his capacity as President and a Director of Harbour Pacific Capital Corp. since 1998 and Westpoint Management Consultants Ltd since 1978.  Mr. Drescher also currently serves as a director and/or officer of the following TSX listed companies: International Tower Hill Mines Ltd. since October 1991, Dorato Resources Inc. since December 1998, Trevali Resources Corp. since May 2007, and Ravencrest Resources Inc. since April 2007.  Mr. Drescher obtained a Diploma in Financial Management from the British Columbia Institute of Technology in June 1974.  He also obtained his Certified Management Accountant's designation in October 1981.

Maurice Loverso – Director

Mr. Loverso has been an independent director of USA Video since May 2003.  He has been President of 3336298 Canada Inc. since 1996, providing financial consultation services to small capital public and private companies and has been a director of Group Intercapital Inc. since 1996, assisting a small cap venture capital firm with financial advice.

Rowland Perkins – Director

Mr. Perkins was appointed as an independent director of USA Video as of January 10, 2005.  He has been President and a director of eBackup Inc., of Calgary, Alberta, since 2001.  He was previously Alberta Regional Manager of Securitinet Storage Solutions from 1999 to 2001.  Mr. Perkins currently serves as a director of the following TSX listed companies:   Dorato Resources Inc. since January 2005, International Tower Hill Mines Ltd. since 1998 and Waymar Resources Ltd. since June 2005.

The Board of Directors has no reason to believe that any nominee will not serve if elected.  If any nominee is unable to serve as a director, the shares represented by all valid proxies may be voted for the election for such other person(s) as the Board may recommend, unless the Board chooses to reduce the number of directors serving on the Board.  Proxies will be voted FOR each nominee unless the shareholder specifies otherwise.

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees named in this Proxy Statement.  Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

Corporate Cease Trade Orders or Bankruptcies

No proposed director (including any personal holding company of a proposed director), is:

1.

as at the date of this proxy statement, or has been, within 10 years before the date of this proxy statement, a director, chief executive officer or chief financial officer of any company (including our company) that:

(a)

was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)

was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial office.

2.

is, as at the date of this proxy statement, or has been within 10 years before the date of this proxy statement, a director or executive officer of any company (including our company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;

3.

has, within the 10 years before the date of this proxy statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director; or

4.

has been subject to:

(a)

any pena

lties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority since December 31, 2000 or before December 31, 2000 the disclosure of which would likely be important to a reasonable security holder in deciding whether to vote for a proposed director; or

(b)

any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Meetings of the Board of Directors

During 2008, the Board of Directors held a number of informal meetings, and took action by unanimous written consent on seven occasions.

Audit Committee

The Board of Directors has an audit committee (the “Audit Committee”), which is comprised of Anton J. Drescher, Maurice Loverso and Rowland Perkins.  Because Mr. Drescher is a director and a shareholder, he is not considered to be “independent” under the listing standards of the New York Stock Exchange, the American Stock Exchange, or the National Association of Securities Dealers.  As a Certified Management Accountant, Mr. Drescher is the audit committee financial expert.

The Audit Committee meets with our independent auditors at least quarterly to discuss the results of the annual audit or interim periodic reviews and to review the financial statements; appoints the independent auditors to be retained; oversees the independence of the independent accountants; evaluates the independent auditors’ performance; approves fees paid to independent auditors and receives and considers the independent auditors’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee met four times and signed four consent resolutions during fiscal 2008.

The Audit Committee is primarily concerned with the effectiveness of our audits by our internal audit staff and by our independent auditors.  Its duties include: (1) recommending the selection of independent auditors; (2) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (3) reviewing the organization and scope of our internal system of audit and financial controls; (4) appraising our financial reporting activities (including our Proxy Statement and Annual Report) and the accounting standards and principles followed; and (5) examining other reviews relating to compliance by employees with important policies and applicable laws.  The Audit Committee operates under a written Charter adopted by the Board of Directors, a copy of which was attached to the 2004 Proxy Statement and is also available by sending a written request to our Corporate Secretary at #507, 837 West Hastings Street, Vancouver, British Columbia, V6C 3N6.

Other Committees

The Board of Directors currently has no other committees.

Code of Ethics

We have adopted a Code of Ethics and Corporate Disclosure Policy that applies to our directors, officers and employees and Corporate Governance Guidelines that applies to our directors and officers.  A copy of the Code of Ethics, Corporate Disclosure Policy and Corporate Governance Guidelines are posted on our website at http://www.usvo.com.  These documents are also available in print to any shareholder who requests a copy by sending a written request to our Corporate Secretary at #507, 837 West Hastings Street, Vancouver, British Columbia, V6C 3N6.

Relationship with Our Independent Auditors

The firm of John A. Braden & Company, P.C. has served as our independent auditors since March 25, 2009.  Previously, GLO CPAs, LLP. (the “Former Auditors”) served as our independent auditor for the fiscal year ended December 31, 2007 through March 25, 2009.  The Former Auditors were dismissed by the audit committee as our independent registered public accountant firm on March 25, 2009.  The audit report of the Former Auditor for fiscal 2007 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.  There were no disagreements with the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.  The decision to change accountants was recommended by the Audit Committee and approved by the Board of Directors.

The Board of Directors has recommended John A. Braden & Company, P.C. to serve as our independent auditors for the fiscal year ending December 31, 2009.

Services performed by John A. Braden & Company, P.C. for fiscal 2008 consisted of the annual audited financial statements.  Services performed by GLO CPAs., LLP. for fiscal 2008 consisted of the examination of our quarterly financial statements and services related to filings with the Securities and Exchange Commission ("SEC").

AUDIT COMMITTEE REPORT

The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

The Audit Committee of the Board assists the Board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls.

The Audit Committee has reviewed and discussed our audited financial statements with management, which has primary responsibility for the financial statements. John A. Braden & Company, P.C., our independent auditors for our 2008 audit, are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed in detail the audited fiscal year 2008 financial statements with our management and with John A. Braden & Company, P.C., our independent auditors. In addition, the Audit Committee has discussed with John A. Braden & Company, P.C. the matters required to be discussed by Statement on Auditing Standards Number 61, Communication with Audit Committees, as modified or supplemented. The Audit Committee has received the written disclosures and the letter from John A. Braden & Company, P.C. required by Independence Standards Board Standard Number 1, Independence Discussions with Audit Committees, as modified or supplemented, and has discussed with the independent auditors their independence from our company and our management. The Audit Committee has also considered whether John A. Braden & Company, P.C.'s provision of non-audit services to us is compatible with the independence of such firm.

Members of the Audit Committee rely on the information provided to them and on the representations made to the Committee by management and our independent accountants without conducting independent verification of the accuracy of such information and representations. Accordingly, the Audit Committee's oversight does not ensure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not ensure that any audit of our financial statements conducted by our internal and independent accountants has been carried out in accordance with generally accepted auditing standards, or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on these reviews and discussions, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the Commission.

Based on the Audit Committee's and management's assessment of the performance of John A. Braden & Company, P.C. during the audit of our financial statements for the fiscal year ending December 31, 2008, the Audit Committee recommended to the Board that John A. Braden & Company, P.C. be engaged as our independent auditors for fiscal year 2009.

Respectfully submitted,

Anton J. Drescher

Maurice Loverso

Rowland Perkins

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS,

AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of ◆, 2009, the number of outstanding common shares of USA Video beneficially owned by (i) each person known to USA Video to beneficially own more than 5% of its outstanding common shares, (ii) each director, (iii) each nominee for director, (iv) each executive officer listed in the Summary Compensation Table, and (iv) all executive officers and directors as a group.

Name	Shares Owned	Percentage of Class
Edwin Molina (1)	◆	◆%
Anton J. Drescher (2)	◆	◆%
Maurice Loverso (3)	◆	◆%
Rowland Perkins (4)	◆	◆%
All Executive Officers and Directors as a Group (four persons)	◆	◆%

(1)

Includes 550,000 common shares underlying warrants and 3,650,000 common shares underlying stock options that are currently exercisable by Mr. Molina.  Mr. Molina's address is 8 West Main Street, Niantic, Connecticut.

(2)

Includes 2,775,000 common shares underlying warrants and 1,600,000 common shares underlying stock options that are currently exercisable by Mr. Drescher.  Mr. Drescher's address is 8 West Main Street, Niantic, Connecticut.

(3)

Includes 150,000 common shares underlying stock options that are currently exercisable by Mr. Loverso.  Mr. Loverso’s address is 8 West Main Street, Niantic, Connecticut.

(4)

Includes 200,000 common shares underlying stock options that are currently exercisable by Mr. Perkins.  Mr. Perkin’s address is 8 West Main Street, Niantic, Connecticut.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of our company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of copies of Forms 3, 4 and 5 furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2008, our officers, directors and 10% shareholders complied with all Section 16(a) filing requirements applicable to them except for Edwin Molina, who did not file a timely Form 4 on seven occasions and Anton J. Drescher who did not file a timely Form 4 on one occasion.

DIRECTOR AND EXECUTIVE COMPENSATION AND

OTHER TRANSACTIONS WITH MANAGEMENT

Compensation Discussion and Analysis

Overview of Compensation Program

We do not have a compensation committee.  Our Board of Directors (the “Board”) is responsible for establishing, implementing and monitoring adherence with our compensation policy. The Board ensures that the total compensation paid to our directors, officers and employees is fair, reasonable and competitive.

Throughout this Form 10-K, the individuals who served as our Chief Executive Officer and Chief Financial Officer during fiscal 2008, as well as the other individuals included in the Summary Compensation Table, are referred to as the “named executive officers”.

Employments Contracts

We do not have an employment contract with Mr. Molina and the other named executive officers.  We have no obligation to provide any compensation to Mr. Molina or any other named executive officer in the event of his resignation, retirement or termination, or a change in control of our company, or a change in any Named Executive Officers' responsibilities following a change in control.

We may in the future create retirement, pension, profit sharing and medical reimbursement plans covering our Executive Officers and Directors.

Compensation Committee Interlocks and Insider Participation

Decisions concerning the compensation of our executive officers are made by the Board.  All members of the Board during fiscal 2008 (Edwin Molina, Anton J. Drescher, Maurice Loverso and Rowland Perkins) participated in the Board’s deliberations concerning executive officer compensation during the fiscal year ended December 31, 2008.

Board of Directors Report on Executive Compensation

The Board determines the compensation of our executive officers.

BOARD OF DIRECTORS: Report on Executive Compensation

We intend to establish a compensation committee at such time as we are able to attract a sufficient number of outside directors to the Board.  We are unable to state when we will be able to establish a formal compensation committee.  Pending establishment of the committee, the entire Board will continue to be responsible for our executive compensation policy.

Compensation Philosophy

We must compete for, attract, develop, motivate and retain high quality executive management personnel.  In order to do so, we offer a package including a competitive salary and, on a discretionary basis, additional compensation in the form of stock options.

Cash Compensation

Our executive salary levels are intended to be consistent with competitive salary levels and job responsibilities and experience level of each executive, as well as our overall salary structure and financial condition.  Salary changes reflect competitive and economic trends, our overall financial performance and the performance of the individual executive.  Salaries are reviewed annually by the Board.

Stock Options

Stock options are designed to attract and retain executives who can make significant contributions to our success, reward executives for such contributions, give executives a long-term incentive to increase shareholder value, and align the interests of our executive officers with those of our shareholders.

The Board has made, and expects to continue to make, grants of stock options to executive officers.  Recipients of option grants, and the size of the grants, are determined based on several factors, including the responsibilities of the individual officers, their past and anticipated contributions to our success, our overall performance, and prior option grants.

Compensation of the Chief Executive Officer

In setting the compensation payable for 2008 to Edwin Molina, our Chief Executive Officer, the Board generally considered the same factors described above.  Additionally, the Board intends that Mr. Molina’s compensation be competitive with compensation paid to chief executive officers of similar sized companies in our industry and to reward Mr. Molina for directing our efforts in initiating and expanding our streaming media business.

IRS Limits on Deductibility of Compensation

We are subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the deductibility of certain compensation payments to our executive officers in excess of $1.0 million.  The Board expects that cash compensation in 2009 paid to the Chief Executive Officer or any other executive officer to be well below $1.0 million.  Section 162(m) also provides for certain exemptions to the limitations on deductibility, including compensation that is “performance-based” within the meaning of Section 162(m).  Because we do not currently have a compensation committee comprised solely of outside directors, we currently cannot avail ourselves of the “performance-based” compensation exemption under Section 162(m).

The Board during fiscal 2008 consisted of:

Edwin Molina

Anton J. Drescher

Maurice Loverso

Rowland Perkins

The following table sets forth compensation awarded to, earned by or paid to our named executive officers as of December 31, 2008, whose salary and bonus for such year exceeded $100,000 for the last three completed fiscal years.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compens-ation Earnings	All Other Compen-sation	Total
		$	$	$	$	$	$	$	$
Molina, Edwin CEO	2008 2007 2006	102,000 102,000 75,600	-0- -0- -0-	-0- -0- -0-	(1) 12,375 (2-3) 326,940 (4-6) 153,475	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	114,375 428,940 229,075
Drescher, Anton CFO	2008 2007 2006	(7) 72,002 (7) 60,000 (7) 60,432	-0- -0- -0-	-0- -0- -0-	(8) 62,438 (9-10) 141,960 (11) 127,800	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	134,440 201,960 188,232
Loverso, Maurice Director	2007 2006 2005	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- (12-13) 13,240 (14) 14,500	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- 13,240 14,500
Perkins, Rowland Director	2007 2006 2005	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- (15-17) 19,175 (18) 6,460	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- 19,175 6,460

(1)

In September 2008, Mr. Molina purchased 550,000 units (each comprised of one common share and one warrant to acquire one common share at $0.094 per share) at $0.047 per unit.  This compensation resulted from the differential between the fair value and the purchase price of the common stock and the differential between the fair value of the underlying common stock and the exercise price of the warrants.

(2)

In July 2007, Mr. Molina was granted a stock option to purchase up to 1,650,000 shares of common stock at an exercise price of $0.14 per share, exercisable on or before July 30th, 2009.  This compensation resulted from the total fair value of the stock option

(3)

In December 2007, Mr. Molina was granted a stock option to purchase up to 2,000,000 shares of common stock at an exercise price of $0.10 per share, exercisable on or before December 27th, 2009.  This compensation resulted from the total fair value of the stock option

(4)

In April 2006, Mr. Molina purchased 475,000 units (each comprised of one common share and one warrant to acquire one common share at $0.06 per share) at $0.087 per unit.  This compensation resulted from the difference between the $0.06 purchase price and the $0.087 warrant exercise price and the fair market price of $0.09 of the common shares on the date of issuance of the units.

(5)

In August 2006, Mr. Molina purchased 800,000 units (each comprised of one common share and one warrant to acquire one common share at $0.0575 per share) at $0.089 per unit.  This compensation resulted from the difference between the $0.0575 purchase price and the $0.089 warrant exercise price and the fair market price of $0.07 of the common shares on the date of issuance of the units.

(6)

In December 2006, Mr. Molina was granted a stock option to purchase up to 2,000,000 shares of common stock at an exercise price of $0.10 per share, exercisable on or before December 4th, 2008.  This compensation resulted from the total fair value of the stock option.

(7)

Represents consulting fees paid to Mr. Drescher through Harbour Pacific Capital Corp., a consulting firm wholly-owned by him, for his services as an executive officer of the Company.

(8)

In September 2008, Mr. Drescher purchased 2,775,000 units (each comprised of one common share and one warrant to acquire one common share at $0.094 per share) at $0.047 per unit.  This compensation resulted from the differential between the fair value and the purchase price of the common stock and the differential between the fair value of the underlying common stock and the exercise price of the warrants.

(9)

In July 2007, Mr. Drescher was granted a stock option to purchase up to 600,000 shares of common stock at an exercise price of $0.14 per share, exercisable on or before July 30th, 2009.  This compensation resulted from the total fair value of the stock option

(10)

In December 2007, Mr. Drescher was granted a stock option to purchase up to 1,000,000 shares of common stock at an exercise price of $0.10 per share, exercisable on or before December 27th, 2009.  This compensation resulted from the total fair value of the stock option

(11)

In December 2007, Mr. Drescher was granted a stock option to purchase up to 2,000,000 shares of common stock at an exercise price of $0.10 per share, exercisable on or before December 4th, 2008.  This compensation resulted from the total fair value of the stock option.

(12)

In July 2007, Mr. Loverso was granted a stock option to purchase up to 50,000 shares of common stock at an exercise price of $0.14 per share, exercisable on or before July 30th, 2009.  This compensation resulted from the total fair value of the stock option

(13)

In December 2007, Mr. Loverso was granted a stock option to purchase up to 100,000 shares of common stock at an exercise price of $0.10 per share, exercisable on or before December 27th, 2009.  This compensation resulted from the total fair value of the stock option

(14)

In December 2006, Mr. Loverso was granted a stock option to purchase up to 250,000 shares of common stock at an exercise price of $0.10 per share, exercisable on or before December 4th, 2008.  This compensation resulted from the total fair value of the stock option.

(15)

In January 2007, Mr. Perkins was granted a stock option to purchase up to 50,000 shares of common stock at an exercise price of $0.10 per share, exercisable on or before January 25th, 2009.  This compensation resulted from the total fair value of the stock option

(16)

In July 2007, Mr. Perkins was granted a stock option to purchase up to 50,000 shares of common stock at an exercise price of $0.14 per share, exercisable on or before July 30th, 2009.  This compensation resulted from the total fair value of the stock option

(17)

In December 2007, Mr. Perkins was granted a stock option to purchase up to 100,000 shares of common stock at an exercise price of $0.10 per share, exercisable on or before December 27th, 2009.  This compensation resulted from the total fair value of the stock option

(18)

In December 2006, Mr. Perkins was granted a stock option to purchase up to 100,000 shares of common stock at an exercise price of $0.10 per share, exercisable on or before December 29th, 2008.  This compensation resulted from the total fair value of the stock option.

Stock Option Plan

The only plan pursuant to which we grant awards of any kind to our executive officers is our 2007 Stock Option Plan. The 2007 Stock Option Plan was approved by our shareholders and provides for the grant of stock options to directors, officers, consultants and key employees.

The 2007 Stock Option Plan assists us to accomplish the following:

to attract and retain the best available personnel for positions of responsibility within our company;

•

to provide additional incentives to employees, officers, directors and consultants of our company;

•

provide employees, directors and consultants of our company with an opportunity to acquire a proprietary interest in our company to encourage their continued provision of services to us;

•

to provide such persons with incentives and rewards for superior performance more directly linked to the profitability of our business and increases in shareholder value; and

•

aligning the interests of such persons with the interests of our shareholders generally.

Grants of Plan-Based Awards

We do not have any plan-based awards in place at this time.

Outstanding Equity Awards as of December 31, 2008

The following table provides information with respect to options to purchase shares of common stock granted to the named executive officers during our last fiscal year. All stock options held by the named executive officers and by all other employees have been granted under our 2007 Stock Option Plan or its predecessor, the 2005 Stock Option Plan.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR ENDED
OPTION AWARDS						STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i0	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
Edwin Molina	1,650,000 2,000,000	-0-	-0-	$0.14 $0.10	07/30/09 12/27/09	-0-	-0-	-0-	-0-
Anton Drescher	600,000 1,000,000	-0-	-0-	$0.14 $0.10	07/30/09 12/27/09	-0-	-0-	-0-	-0-
Maurice Loverso	50,000 100,000	-0-	-0-	$0.14 $0.10	07/30/09 12/27/09	-0-	-0-	-0-	-0-
Rowland Perkins	50,000 100,000	-0-	-0-	$0.14 $0.10	07/30/09 12/27/09	-0-	-0-	-0-	-0-

Option Exercises in 2008 Fiscal Year

The following table provides information regarding the pre-tax value realized from the exercise of stock options by the named executive officers during our last fiscal year.

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Molina, Edwin	475,000	-0-
Drescher, Anton J.	-0-	-0-
Loverso, Maurice	-0-	-0-
Perkins, Rowland	-0-	-0-

(1)

On December 31, 2008, the average of the high and low bid prices of our common shares on the OTC BB was $0.02.

Pension Benefits and Non-Qualified Defined Contribution and Other Non-Qualified Deferred Compensation Plans

We do not have a traditional defined benefit pension plan and does not provide pension benefits for our executive officers or for any of our other employees, and we do not have any non-qualified defined contribution plan or other non-qualified deferred compensation plan for our executive officers or for any of our other employees.

Compensation of Directors

We have no arrangements, standard or otherwise, pursuant to which directors are compensated by us for their services in their capacity as directors, or for committee participation, involvement in special assignments or for services as consultant or expert during the most recently completed financial year or subsequently, up to and including the date of this proxy statement, except as disclosed herein.

Performance Graph

The following graph compares our cumulative total shareholder returns with the cumulative total return for the last five years of (i) Russell 2500, and (ii) the Dow Jones - U.S. Technology, Software, Small Cap Index.  The graph shows the value of $100 invested at the closing price on December 31, 2003, in our common shares, the Dow Jones - U.S. Technology, Software, Small Cap Index and the Russell 2500, and assumes that all dividends are reinvested.

	12/03	12/04	12/05	12/06	12/07	12/08

USA Video Interactive	100.00	129.79	26.38	46.81	63.83	9.36
Russell 2500	100.00	118.29	127.89	148.56	150.60	95.20
Dow Jones US Software - SmallCap	100.00	110.54	113.72	126.55	131.89	95.07

Certain Relationships and Related Transactions

In 2008, we paid consulting fees of $72,002 to Harbour Pacific Capital Corp., a company controlled by Anton J. Drescher, in consideration of management and consulting services provided by Mr. Drescher's company.

ITEM 2:

RATIFICATION OF APPOINTMENT

OF INDEPENDENT AUDITORS

The firm of John A. Braden & Company, P.C. has been appointed by the Board of Directors to serve as our independent auditors for the 2009 fiscal year.

During our fiscal year ended December 31, 2008, and the period subsequent to such date and prior to engaging John A. Braden & Company, P.C., we have not consulted John A. Braden & Company, P.C. with respect to the application of accounting principles to a specific transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements; or any disagreements with John A. Braden & Company, P.C. (of which there were none), or reportable events, as defined or described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Audit Fees

Audit and Non-Audit Fees

The following table presents fees for the professional audit services rendered by John A. Braden & Company, P.C.  /GLO CPAs LLP for the audit of our annual financial statements for the years ended December 31, 2008 and 2007 and fees billed for other services rendered by John A. Braden & Company, P.C./GLO CPAs LLP/ during those periods

John A. Braden & Company, P.C.

Year ended December 31	2008	2007
Audit fees	$ 9,000	$-0-
Audit-related fees (1)	-0-	-0-
Tax fees (2)	-0-	-0-
All other fees (3)	-0-	-0-
Total	$ 9,000	$ -0-

GLO CPAs LLP

Year ended December 31	2008	2007
Audit fees	$ 15,000	$37,000
Audit-related fees (1)	-0-	-0-
Tax fees (2)	-0-	-0-
All other fees (3)	-0-	-0-
Total	$ 15,000	$ 37,000-

(1)

Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit of our financial statements. The category includes fees related to the performance of audits and attest services not required by statute or regulation, audits of our benefit plans, due diligence related to acquisitions, agreed-upon procedures, and accounting consultations regarding the application of generally accepted accounting principals to proposed transactions.

(2)

Tax fees consist of the aggregate fees billed for professional service rendered for tax compliance, tax advice, and tax planning (domestic and international).

(3)

Other fees consist primarily of the aggregate fees billed for professional services rendered related to a business continuity engagement.

The Audit Committee reviews all audit and non-audit related fees at least annually.  The Audit Committee pre-approved all audit and non-audit related services in fiscal 2008.  The Audit Committee had concluded that as no audit services were provided during fiscal 2008 or fiscal 2007 there is no issue with respect to maintaining the independence of John A. Braden & Company, P.C.

Financial Information Systems Design and Implementation Fees

Neither John A. Braden & Company, P.C. nor GLO CPAs LLP provided any professional services to us with respect to financial information systems design and implementation for the year ended December 31, 2008.

All Other Fees

Neither John A. Braden & Company, P.C. nor GLO CPAs LLP was paid any other fees for services rendered to us during the year ended December 31, 2008.

Required Vote

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the ratification of the appointment of John A. Braden & Company, P.C. as our auditors for the fiscal year ending December 31, 2009.

The Board of Directors unanimously recommends a vote FOR the ratification of John A. Braden & Company as our independent auditors for the current fiscal year.

ITEM 3:

INCREASE IN AUTHORIZED SHARE CAPITAL

We are proposing to alter our Articles of Incorporation to increase the number of shares of common stock authorized to be issued from 250,000,000 shares of common stock to 500,000,000 shares of common stock.  This will allow us greater flexibility in issuing common shares in that our current issued and outstanding share capital is nearly 200,000,000, which limits our ability to carry out significant financings in the future.  We do not have any plans at present to issue a significant number of shares, other than ongoing private placement financings in a manner similar to previous private placement financings we have carried out.

At the Meeting, shareholders will be asked to approve an alteration of our Articles of Incorporation to increase our authorized share capital to 500,000,000 shares of common stock. The text of the resolution to be considered and, if thought fit, approved at the Meeting is as follows:

“BE IT RESOLVED that:

(a)

the Articles of Incorporation be altered by increasing the authorized share capital from 250,000,000 shares of common stock to 500,000,000 shares of common stock;

(b)

any one director or officer be and is hereby authorized to do all things and execute all instruments necessary or desirable to give effect to this resolution, including without limitation, filing an alteration to the Articles of Incorporation with the Wyoming Secretary of State; and

(c)

notwithstanding that this resolution has been duly passed by the shareholders, the directors be and are hereby authorized and empowered to revoke this resolution at any time prior to the effective date hereof, and to determine not to proceed with the alteration to the Articles of Incorporation without further approval of the shareholders.”

Approval of the resolution will require the affirmative votes of the holders of not less than 51% of the votes cast at the Meeting in respect thereof. As set out in the text of the resolution, notwithstanding its approval, the board of directors may determine not to proceed with the alteration to the Articles of Incorporation at any time prior to its effective date.

The Board of Directors unanimously recommends a vote FOR the resolution altering the Articles of Incorporation to increase the authorized share capital, and the persons named in the enclosed form of proxy intend to vote for the approval of the resolution at the Meeting unless otherwise directed by the shareholders appointing them.

ITEM 4:

CHANGE IN QUORUM REQUIREMENTS FOR SHAREHOLDER MEETINGS

We are proposing to alter our Articles of Incorporation to change the quorum requirements for shareholder meetings from at least a majority of the outstanding shares entitled to vote to at least 25% of the outstanding shares entitled to vote.

Section 17-16-725(a) of the Wyoming Business Corporation Act states that “Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter.  Unless the articles of incorporation or this act provide otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.”

We are proposing to change our quorum requirement, which requirement is necessary to constitute a valid and duly called meeting, because as a result of the large number of issued voting shares of common stock, management has incurred extraordinary time and expense in procuring the necessary votes in order to comprise a quorum for shareholder meetings.  This has become increasingly difficult as the number of issued voting shares has increased over the years. If we are unable to obtain a quorum we must then adjourn the meeting, thereby creating additional expenses.

At the Meeting, shareholders will be asked to approve an alteration of our Articles of Incorporation to change the quorum requirements.  The text of the resolution to be considered and, if thought fit, approved at the Meeting is as follows:

(a)

the Articles of Incorporation be amended to reduce the quorum requirements for shareholder meetings from at least a majority of the outstanding shares entitled to vote to at least 25% of the outstanding shares entitled to vote, by adding a new Articles as follows:

At all meetings of shareholders, except where otherwise provided by statute or by the bylaws, or by these articles of incorporation, the presence, in person or by proxy duly authorized, of the holders of 25% of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business;

(b)

any one director or officer be and is hereby authorized to do all things and execute all instruments necessary or desirable to give effect to this resolution, including without limitation, altering the Articles of Incorporation; and

(c)

notwithstanding that this resolution has been duly passed by the shareholders, the directors be and are hereby authorized and empowered to revoke this resolution at any time prior to the effective date hereof, and to determine not to proceed with the alteration to the Articles of Incorporation without further approval of the shareholders.”

Approval of the resolution will require the affirmative votes of the holders of not less than 51% of the votes cast at the Meeting in respect thereof. As set out in the text of the resolution, notwithstanding its approval, the board of directors may determine not to proceed with the alteration to the Articles of Incorporation at any time prior to its effective date.

The Board of Directors unanimously recommends a vote FOR the resolution altering the Articles of Incorporation to change the quorum requirements for shareholder meetings, and the persons named in the enclosed form of proxy intend to vote for the approval of the resolution at the Meeting unless otherwise directed by the shareholders appointing them.

REQUIREMENTS, INCLUDING DEADLINES, FOR

SUBMISSION OF PROXY PROPOSAL, NOMINATION OF DIRECTORS

AND OTHER BUSINESS OF SHAREHOLDERS

Under the rules of the SEC, if a shareholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2010 Annual Meeting of Shareholders, the proposal must be received by us, Attention: Mr. Anton J. Drescher, Secretary, at our principal executive offices no later than ◆, 2010 and all the other conditions of Rule 14a-8 under the Securities Exchange Act of 1934 must be satisfied, for such proposals to be included in our proxy statement and form of proxy relating to that meeting.

In addition, the proxy solicited by the Board of Directors for the 2010 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless we are provided with notice of such proposal no later than ◆, 2010.

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement.  If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

It is important that the proxies be returned promptly and that your shares be represented.  Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including the financial statements, has been mailed to those shareholders on our supplemental shareholder list that previously requested a copy of our financial statements.

The Company will mail to any shareholder, without charge and upon written request, a copy of any exhibit to the Annual Report.  Requests should be sent to USA Video Interactive Corp., 8 West Main Street, Suite 3-13, Niantic, Connecticut 06357, Attention: Investor Relations.

By Order of the Board of Directors

/s/

Anton J. Drescher

Anton J. Drescher,

Secretary

July ◆, 2009

USA VIDEO INTERACTIVE CORP.

PROXY

2009 Annual and Special Meeting of Shareholders

(SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of USA Video Interactive Corp. (the “Company”), hereby constitutes and appoints Anton J. Drescher and Rowland Perkins and each or either of them, or instead of any or all of the foregoing, __________________ the attorneys and proxies of the undersigned with full power of substitution to act and vote for an in the name, place and stead of the undersigned, at the 2009 Annual and Special Meeting of the Shareholders of the Company, to be held at 11:00 a.m. on ◆day, ◆, 2009, and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present upon all matters referred to below and described in the Proxy Statement for the meeting and, at their discretion, upon any other matters that may properly come before the meeting:

(1)

ELECTION OF DIRECTORS:

VOTE FOR ALL NOMINEES LISTED BELOW

☐

WITHHOLD AUTHORITY

☐

Nominees:

Edwin Molina

Anton J. Drescher

Maurice Loverso

Rowland Perkins

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s) listed above, write the nominee's name in the space provided below.

Exceptions

(2)

RATIFICATION OF APPOINTMENT OF JOHN A. BRADEN & COMPANY, LLP AS INDEPENDENT AUDITORS:

FOR

☐

AGAINST

☐

ABSTAIN

☐

(3)

APPROVAL OF AN INCREASE TO THE AUTHORIZED SHARE CAPITAL FROM 250,000,000 SHARES OF COMMON STOCK TO 500,000,000 SHARES OF COMMON STOCK.

FOR

☐

AGAINST

☐

ABSTAIN

☐

2

(4)

APPROVAL TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE QUORUM REQUIREMENTS FOR SHAREHOLDER MEETINGS FROM AT LEAST A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE TO AT LEAST 25% OF THE OUTSTANDING SHARES ENTITLED TO VOTE.

FOR

☐

AGAINST

☐

ABSTAIN

☐

When properly executed, this Proxy will be voted in the manner specified by the Shareholder.  Unless you specify otherwise, this Proxy will be voted “FOR” the election of all of the nominees as directors and “FOR” Item 2, Item 3 and Item 4.

A majority of the proxies or their substitutes at the meeting, or any adjournments thereof may exercise all of the powers given by this Proxy.  Any Proxy to vote any of the shares for which the undersigned is or would be entitled to vote previously given to any person or persons other than the persons named above is hereby revoked.

IN WITNESS WHEREOF, the undersigned has signed and sealed this Proxy and acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated ◆, 2009.

Dated:  __________________, 2009

Number of Shares

____________________________________

Print Name of Shareholder

____________________________________

Signature of Shareholder

Joint Owners should each sign. Attorneys-in-fact, administrators, custodians, partners, or corporation officers should give full title.

NOTE:  This proxy, properly completed, dated and signed, should be returned immediately in the enclosed, envelope to Computershare Trust Company Inc., 350 Indiana Street, Suite 800, Golden, Colorado, 80401, Fax: (303) 262-0631.

USA VIDEO INTERACTIVE CORP.

(the "Company")

REQUEST FOR ANNUAL AND INTERIM FINANCIAL STATEMENTS

In accordance with National Instrument 51-102 the Company will only be required to send annual financial statements and interim financial statements, and the related Management Discussion and Analysis (“MD&A”), to those shareholders that request such information.  Shareholders may request to receive a copy of the annual financial statements and MD&A, the interim financial statements and MD&A or both.  If you wish to receive such mailings, then please complete and return this form to:

USA Video Interactive Corp.

Suite 507, 837 West Hastings Street

Vancouver, BC   V6C 3N6

The undersigned shareholder hereby elects to receive:

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Interim Financial Statements and related Management Discussion and Analysis of the Company filed after the date that the Company receives this request and/or

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Annual Financial Statements and related Management Discussion and Analysis of the Company filed after the date that the Company receives this request.

Please note that a request form will be mailed each year and shareholders must return such form each year to receive the documents indicated above.

I confirm that I am a:

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Registered shareholder OR

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Beneficial shareholder of the Company

Name (Please Print)

Address

(include postal code)

Signature

Date

To use electronic methods for communication with our shareholders, we request that you provide us with your email address. Please insert your e-mail address and initial and date below to indicate your consent to receive information by e-mail instead of in paper form.

I HEREBY CONSENT to receipt of information by e-mail as the following address:

E-mail address

CUSIP NO.: 902924